Investment Portfolioas of March 31, 2023 (Unaudited)
DWS RREEF Real Estate Securities Fund
	Shares	Value ($)

Common Stocks 99.4%
Diversified REITs 4.9%
Diversified 2.9%
WP Carey, Inc.	439,928	34,072,424
Specialty Services 2.0%
Essential Properties Realty Trust, Inc.	940,275	23,365,834
Health Care REITs 6.7%
Health Care
Sabra Health Care REIT, Inc.	1,484,700	17,074,050
Ventas, Inc.	116,383	5,045,203
Welltower, Inc.	790,138	56,644,993
		78,764,246
Hotel & Resort REITs 2.1%
Hotels
Ryman Hospitality Properties, Inc.	273,821	24,569,958
Industrial REITs 15.6%
Industrial
EastGroup Properties, Inc.	161,073	26,628,588
Prologis, Inc.	1,044,953	130,378,786
Rexford Industrial Realty, Inc.	445,283	26,561,131
		183,568,505
Office REITs 2.2%
Office
Alexandria Real Estate Equities, Inc.	209,694	26,335,470
Residential REITs 13.0%
Apartments 10.1%
American Homes 4 Rent "A"	528,320	16,615,664
AvalonBay Communities, Inc.	345,317	58,033,975
Mid-America Apartment Communities, Inc.	295,967	44,702,856
		119,352,495
Manufactured Homes 2.9%
Equity LifeStyle Properties, Inc.	507,397	34,061,560
Retail REITs 12.1%
Regional Malls 4.5%
Simon Property Group, Inc.	469,421	52,561,069

Shopping Centers 3.5%
Kimco Realty Corp.	1,001,135	19,552,167
Kite Realty Group Trust	1,066,296	22,306,912
		41,859,079
Specialty Services 4.1%
Agree Realty Corp.	531,814	36,487,759
Spirit Realty Capital, Inc.	297,781	11,863,595
		48,351,354
Specialized REITs 42.8%
Diversified 30.4%
American Tower Corp.	543,369	111,032,021
Crown Castle, Inc.	53,285	7,131,664
Equinix, Inc.	139,366	100,488,461
SBA Communications Corp.	227,493	59,391,598
VICI Properties, Inc.	1,738,534	56,710,979
Weyerhaeuser Co.	811,444	24,448,808
		359,203,531
Storage 12.4%
Extra Space Storage, Inc.	148,446	24,186,307
Iron Mountain, Inc.	765,885	40,522,975
Life Storage, Inc.	182,757	23,957,615
Public Storage	189,485	57,250,998
		145,917,895
Total Common Stocks (Cost $1,072,338,516)		1,171,983,420

Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 4.78% (a) (Cost $6,241,332)	6,241,332	6,241,332

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,078,579,848)	99.9	1,178,224,752
Other Assets and Liabilities, Net	0.1	622,857
Net Assets	100.0	1,178,847,609
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 3/31/2023	Value ($) at 3/31/2023
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 4.78% (a)
5,373,893	34,592,803	33,725,364	—	—	99,890	—	6,241,332	6,241,332

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,171,983,420	$—	$—	$1,171,983,420
Short-Term Investments	6,241,332	—	—	6,241,332
Total	$1,178,224,752	$—	$—	$1,178,224,752

(a)	See Investment Portfolio for additional detailed categorizations.
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DRESF-PH1
R-080548-2 (1/25)